Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June [26], 2013 is by and among Wausau Paper Corp., a Wisconsin corporation (the “Borrower”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

W I T N E S S E T H

WHEREAS, a $125 million revolving credit facility has been established in favor of the Borrower pursuant to the terms of that certain Credit Agreement dated as of June 23, 2010 (as amended by that certain First Amendment to Credit Agreement dated as of October 26, 2011, as amended by that certain Second Amendment to Credit Agreement dated as of February 3, 2012 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto (the “Guarantors”), the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1.

Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.

Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, as of the date hereof the Credit Agreement is hereby amended as follows:

(a)

The definition of “Aggregate Commitments” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Aggregate Commitments” means the Commitments of all the Lenders.  The Aggregate Commitments as of the Third Amendment Effective Date shall be $100,000,000.

(b)

The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Eurodollar Rate” means:

(a)

for any Interest Period with respect to a Eurodollar Rate Committed Loan, the rate per annum equal to (i) the British Bankers Association LIBOR Rate or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available (“LIBOR”), as published by Reuters (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, (ii) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Committed Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period; and

(b)

for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) LIBOR, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination.

(c)

The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, each Note, each Issuer Document, any Guaranty (if any), any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15 of this Agreement, and the Fee Letter.

(d)

The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Specialty Paper Disposition” means Wausau Paper Mills, LLC’s sale of its specialty paper business and assets substantially defined as all specialty paper finished goods inventories, customer accounts receivable, intangible assets as well as substantially all plant, property, equipment, inventories and related assets at its facilities in Brainerd, Minnesota, Rhinelander, Wisconsin and Mosinee, Wisconsin.

“Third Amendment” means that certain Third Amendment to Credit Agreement dated as of the Third Amendment Effective Date by and among the Borrower, the Lenders and the Administrative Agent.

“Third Amendment Effective Date” means June [26], 2013.

(e)

Section 7.04(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“(a)

(i) More than 20% of Consolidated Total Assets during any fiscal year measured as of the last day of the immediately preceding fiscal year or (ii) more than 40% of Consolidated Total Assets measured as of March 31, 2010 during the term of this Agreement; provided, however, that so long as the assets subject to each of the Printing and Writing Disposition and the Timberlands Disposition do not exceed 24 percent of Consolidated Total Assets, such assets shall be excluded from the definition of Consolidated Total Assets solely for the purposes of determining compliance with Section 7.04(a)(i) but such assets shall be included in the definition of Consolidated Total Assets for the purposes of determining compliance with Section 7.04(a)(ii) and for all other purposes; provided, further, that so long as (x) the assets subject to the Specialty Paper Disposition do not exceed 36 percent of Consolidated Total Assets and (y) at least $70,000,000 (or, if less, an amount equal to the aggregate amount of all Indebtedness of the Borrower outstanding under this Agreement and all Indebtedness of the Borrower consisting of commercial paper issued by the Borrower) of the proceeds from the sale of the assets subject to the Specialty Paper Disposition are used to repay Indebtedness of the Borrower outstanding under this Agreement or Indebtedness of the Borrower consisting of commercial paper issued by the Borrower within thirty (30) days after the date upon which the Specialty Paper Disposition is consummated, such assets shall be excluded from the definition of Consolidated Total Assets solely for the purposes of determining compliance with each of clauses (i) and (ii) of this Section 7.04(a) but such assets shall be included in the definition of Consolidated Total Assets for all other purposes;”

(f)

Section 8.01(o) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(o)

ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in the enforcement by the PBGC of liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of such amount as is set forth in Schedule 8.01(o) with respect to each Pension Plan maintained by the Borrower on the date hereof, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $10,000,000.”

(g)

Schedules 2.01 and 8.01(o) to the Credit Agreement are hereby amended and restated in their entirety in the form attached hereto as Annex I.

3.

Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of the following:

(a)

counterparts of this Amendment duly executed by the Borrower, the Guarantors (if any) and the Required Lenders;

(b)

a fully-executed copy of an amendment to the 2010 Note Agreement (the “2010 Note Amendment”) evidencing amendments to the 2010 Note Agreement, in a manner similar to and consistent with the amendments set forth in this Amendment, mutatis mutandis, and otherwise reasonably satisfactory to the Administrative Agent;

(c)

an amendment fee in an amount equal to 10 basis points of the Commitment (after giving effect to this Amendment) of each Lender that executes and delivers a counterpart of

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this Amendment to the Administrative Agent prior to 1:00 p.m. Eastern time on June 13, 2013 (each such fee, an “Amendment Fee”; and collectively, the “Amendment Fees”); provided that, notwithstanding the foregoing, the amount (in basis points) of such Amendment Fees received by each Lender pursuant to this Section 3(c) shall not be less than the amount (in basis points) of fees paid to the holders of the 2010 Senior Notes in connection with the 2010 Note Amendment; and

(d)

all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4.

Representations and Warranties.  Each of the Borrower and each Guarantor (if any) hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of either the Borrower or the Guarantors (if any) or any of their Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Section 5.13 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (f) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

5.

No Other Changes; Ratification.  Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Amendment shall be deemed a Loan Document as referred to, and defined in, the Credit Agreement for all purposes.

6.

Costs and Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen.

7.

Counterparts; Facsimile; Email.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy or email (in PDF format) by any party hereto shall be effective as such party’s original executed counterpart.

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8.

Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

9.

Entirety.  This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  This Amendment and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

10.

Acknowledgment of Loan Parties.  Each of the Loan Parties affirms and acknowledges that this Amendment constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

WAUSAU PAPER CORP.

By:

SHERRI LEMMER

Name:

Sherri Lemmer

Title:

Chief Financial Officer

WAUSAU PAPER CORP.

THIRD AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as

Administrative Agent

By:

DORA A. BROWN

Name:

Dora A. Brown

Title:

Vice President

WAUSAU PAPER CORP.

THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:

BANK OF AMERICA, N.A., as a Lender,

Swing Line Lender and as L/C Issuer

By:

MIKE DELANEY

Name:

Mike Delaney

Title:

Director

WAUSAU PAPER CORP.

THIRD AMENDMENT TO CREDIT AGREEMENT

NORTHWEST FARM CREDIT SERVICES, PCA, as a Lender

By:

CANDY BOSWELL

Name:

Candy Boswell

Title:

Vice President

WAUSAU PAPER CORP.

THIRD AMENDMENT TO CREDIT AGREEMENT

1ST FARM CREDIT SERVICES,

as a Lender

By:

COREY J. WALDINGER

Name:

Corey J. Waldinger

Title:

Vice President

WAUSAU PAPER CORP.

THIRD AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK N.A.,

as a Lender

By:

RONALD J. CAREY

Name:

Ronald J. Carey

Title:

Senior Vice President

WAUSAU PAPER CORP.

THIRD AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By:

RANDALL PETERSON

Name:

Randall Peterson

Title:

Vice President

WAUSAU PAPER CORP.

THIRD AMENDMENT TO CREDIT AGREEMENT

Annex I

(see attached)

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$20,000,000.00	20.000000000%
Northwest Farm Credit Services, PCA	$20,000,000.00	20.000000000%
1st Farm Credit Services	$20,000,000.00	20.000000000%
BMO Harris Bank National Association	$20,000,000.00	20.000000000%
Wells Fargo Bank, National Association	$20,000,000.00	20.000000000%
Total	$100,000,000.00	100.000000000%

SCHEDULE 8.01(o)

Pension Plan Liability Limits

Name of Plan or Plan Combination	Liability Limit

Wausau Paper Corp. Retirement Plan Rhinelander Paper Company, Inc. Pension Plan Wausau Paper Corp. Pension Plan	$66,000,000

The Liability Limit for any Plan Combination is set forth in the table.  Liability with respect to any Pension Plan in a Plan Combination will count towards the Liability Limit for that Plan Combination.  The Liability Limit will be considered to have been reached when the aggregate amount of liability for all Pension Plans in the Plan Combination exceeds the Liability Limit for that Plan Combination.